UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2018

CHURCHILL CAPITAL CORP
(Exact name of registrant as specified in its charter)

Delaware	001-38645	37-1902569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 11, 2018, Churchill Capital Corp (the “Company”) consummated its initial public offering (the “IPO”) of 69,000,000 units (the “Units”), including the issuance of 9,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on August 20, 2018 (File No. 333-226928). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $690,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 18,300,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Churchill Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $18,300,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $690,000,000, comprised of $676,200,000 of the proceeds from the IPO, including approximately $24,150,000 of the underwriters’ deferred discount, and $13,800,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to provide for the redemption of its public shares in connection with an initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Underwriting Agreement, dated September 6, 2018, between the Company and Citigroup Global Markets Inc., as representative of the underwriters.

•	A Warrant Agreement, dated September 6, 2018, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated September 6, 2018, among the Company, its officers and directors and Churchill Sponsor LLC.

•	An Investment Management Trust Agreement, dated September 6, 2018, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated September 6, 2018, among the Company and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated September 5, 2018, between the Company and Churchill Sponsor LLC.

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•	An Indemnity Agreement, dated September 6, 2018, between the Company and Balakrishnan S. Iyer.

•	An Indemnity Agreement, dated September 6, 2018, between the Company and Karen G. Mills.

•	An Indemnity Agreement, dated September 6, 2018, between the Company and Martin Broughton.

•	An Indemnity Agreement, dated September 6, 2018, between the Company and Malcolm S. McDermid.

•	An Indemnity Agreement, dated September 6, 2018, between the Company and Peter M. Phelan.

•	An Indemnity Agreement, dated September 6, 2018, between the Company and Sheryl von Blucher.

•	An Indemnity Agreement, dated September 6, 2018, between the Company and Jerre Stead.

•	An Indemnity Agreement, dated September 6, 2018, between the Company and Michael Klein.

•	An Administrative Services Agreement, dated September 6, 2018, between the Company and an affiliate of Churchill Sponsor LLC.

On September 6, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On September 11, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the full exercise of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated September 6, 2018, between the Company and Citigroup Global Markets Inc., as representative of the underwriters.

4.4	Warrant Agreement, dated September 6, 2018, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated September 6, 2018, among the Company, its officers and directors and Churchill Sponsor LLC.

10.2	Investment Management Trust Agreement, dated September 6, 2018, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated September 6, 2018, among the Company and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated September 5, 2018, between the Company and Churchill Sponsor LLC.

10.5	Indemnity Agreement, dated September 6, 2018, between the Company and Balakrishnan S. Iyer.

10.6	Indemnity Agreement, dated September 6, 2018, between the Company and Karen G. Mills.

10.7	Indemnity Agreement, dated September 6, 2018, between the Company and Martin Broughton.

10.8	Indemnity Agreement, dated September 6, 2018, between the Company and Malcolm S. McDermid.

10.9	Indemnity Agreement, dated September 6, 2018, between the Company and Peter M. Phelan.

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Exhibit No.	Description of Exhibits
10.10	Indemnity Agreement, dated September 6, 2018, between the Company and Sheryl von Blucher.

10.11	Indemnity Agreement, dated September 6, 2018, between the Company and Jerre Stead.

10.12	Indemnity Agreement, dated September 6, 2018, between the Company and Michael Klein.

10.13	Administrative Services Agreement, dated September 6, 2018, between the Company and an affiliate of Churchill Sponsor LLC.

99.1	Press release, dated September 6, 2018.

99.2	Press release, dated September 11, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp

Date: September 12, 2018	By:	/s/ Peter M. Phelan
		Name:	Peter M. Phelan
		Title:	Chief Financial Officer

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